UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2026

Launch Two Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42306	98-1801568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Grand Avenue, Suite 1530
Oakland, CA 94612

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (510) 692-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	LPBBU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	LPBB	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	LPBBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 25, 2026, Launch Two Acquisition Corp., a Cayman Islands exempted company (“SPAC” or “Launch Two”), and NuCube Energy, Inc., a Delaware corporation (together with its successors, “NuCube” or the “Company”), issued a press release (the “Press Release”) announcing that they had entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), dated as of June 25, 2026, with Tesseract Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of SPAC (“Merger Sub”), Jay McEntee, as the representative for the shareholders of SPAC and IdealabAZ, Inc., a Delaware corporation, as representative for the stockholders of the Company. Pursuant to the Business Combination Agreement and subject to the terms and conditions set forth therein, (i) on or prior to the closing of the transactions contemplated by the Business Combination Agreement (the “Business Combination”), SPAC will de-register from the Register of Companies of the Cayman Islands and transfer by way of continuation out of the Cayman Islands and into the State of Delaware so as to re-domicile as and become a Delaware corporation pursuant to Part 12 of the Companies Act (Revised) of the Cayman Islands and the applicable provisions of the Delaware General Corporation Law (the “Domestication”); and (ii) following the Domestication, (A) Merger Sub will merge with and into NuCube, with NuCube continuing as the surviving entity (the “Merger”) and, as a result of which, each share of common stock of the Company, par value $0.0001 per share (the “Company Common Stock”) issued and outstanding immediately prior to the effective time (the “Effective Time”) of the Merger (after giving effect to the Preferred Conversion (as defined below)) shall no longer be outstanding and shall automatically be cancelled in exchange for a number of shares of common stock of SPAC equal to the Exchange Ratio (as defined in the Business Combination Agreement) and (B) immediately prior to the Effective Time (as defined in the Business Combination Agreement), all outstanding shares of preferred stock of NuCube will convert into shares of Company Common Stock in accordance with the Company’s organizational documents (the “Preferred Conversion”). As a result of the Merger and the Business Combination, NuCube will become a wholly-owned subsidiary of SPAC, all upon the terms and subject to the conditions set forth in the Business Combination Agreement.

Launch Two is also furnishing in this Current Report on Form 8-K a presentation (the “Investor Presentation”) to be used by Launch Two and the Company at various meetings with institutional investors or analysts. The Investor Presentation may be amended or updated at any time and from time to time through another Current Report on Form 8-K, a later company filing or other means. A copy of each of the Press Release and Investor Presentation is attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

Additional Information and Where to Find It

In connection with the proposed Business Combination, Launch Two and NuCube intend to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, (as amended or supplemented from time to time, the “Registration Statement”), which will include a proxy statement/prospectus relating to the proposed business combination. Investors, shareholders, and other interested persons are urged to read the Registration Statement, the proxy statement/prospectus, and all other relevant documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about Launch Two, NuCube, and the Business Combination. Investors will be able to obtain free copies of these documents through the website maintained by the SEC at www.sec.gov.

Participants in Solicitation

NuCube and Launch Two and their respective directors, managers and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies of Launch Two’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests of Launch Two’s directors and officers in the Business Combination in Launch Two’s filings with the SEC, including the IPO Prospectus (as defined below). To the extent that holdings of Launch Two’s securities have changed from the amounts reported in the IPO Prospectus (as defined below), such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Launch Two’s shareholders in connection with the Business Combination will be set forth in the proxy statement/prospectus on Form S-4 for the Business Combination, which will be filed by Launch Two and NuCube with the SEC. Investors, shareholders and other interested persons are urged to read the proxy statement/prospectus and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the Business Combination. Investors, shareholders and other interested persons will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about NuCube and Launch Two through the website maintained by the SEC at www.sec.gov.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or a solicitation of any proxy, vote, consent, or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE BUSINESS COMBINATION DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION IN THIS CURRENT REPORT ON FORM 8-K. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the parties and the Business Combination, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding NuCube, Launch Two, the post-Business Combination company (the “Combined Company”), and statements regarding the anticipated benefits and timing of the completion of the Business Combination, the assets held by NuCube and by Launch Two, advanced nuclear energy, microreactor deployment, industrial power generation, AI data center energy demand and related energy infrastructure trends, the anticipated business of the Combined Company, NuCube and the markets in which they operate, planned business strategies, including, without limitation, NuCube’s plans to deploy its microreactor technologies to support industrial, manufacturing and data center energy needs, plans and use of proceeds, objectives of management for future operations of NuCube, expected operating costs of the Combined Company and its subsidiaries, the upside potential and opportunity for investors, the Combined Company and NuCube’s plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, competitive position and the interest of other corporations in similar business strategies, technological and market trends, future financial condition and performance and expected financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination and the level of redemptions of Launch Two’s public shareholders, and the parties’ respective or collective expectations, intentions, strategies, assumptions, or beliefs about future events, results of operations, or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions; but this Current Report on Form 8-K may include other forward-looking information and data that are not preceded by any of the foregoing words. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.

Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including, but not limited to: the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Launch Two’s securities; the risk that the Business Combination may not be completed by Launch Two’s business combination deadline or any extension thereto; the failure by the parties to satisfy the conditions to the consummation of the Business Combination, including the approval of Launch Two’s shareholders; the failure of the Combined Company to obtain or maintain the listing of its securities on the Nasdaq Stock Market or the New York Stock Exchange after closing of the Business Combination; costs related to the Business Combination; changes in business, market, financial, political and regulatory conditions; risks relating to NuCube’s or the Combined Company’s anticipated operations and business, including, without limitation, NuCube’s plans to design, license, commercialize and deploy its microreactor technologies, including the costs, timeline, regulatory approvals and risks associated therewith; risks related to increased competition in the industries in which the Combined Company will operate; risks that after consummation of the Business Combination, the Combined Company may experience difficulties managing its growth, expanding operations, or executing its strategies; risks relating to the licensing, regulatory approval, construction, deployment and operation of advanced nuclear reactor technologies and related energy infrastructure; the outcome of any potential legal proceedings that may be instituted against NuCube, Launch Two, or others following announcement of the Business Combination; and those risk factors discussed in documents that NuCube or Launch Two filed, or will file, with the SEC.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the (i) final prospectus of Launch Two dated as of October 7, 2024 and filed by Launch Two with the SEC on October 8, 2024 (the “IPO Prospectus”), (ii) the annual report on Form 10-K filed by Launch Two with the SEC on March 27, 2026, (iii) a registration statement on Form S-4 that Launch Two and NuCube intend to file in connection with the Business Combination, which will include a proxy statement of Launch Two, and other documents filed or to be filed by Launch Two and NuCube from time to time with the SEC. These materials do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither Launch Two nor NuCube presently knows or that Launch Two and NuCube currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and none of the parties or any of their representatives assumes any obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of the parties nor any of their representatives gives any assurance that any of Launch Two, NuCube, or the Combined Company will achieve its expectations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 25, 2026

99.2	Investor Presentation, dated June 25, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 25, 2026

Launch Two Acquisition Corp.

By:	/s/ Jay McEntee
Name:	Jay McEntee
Title:	Chief Executive Officer